SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                      [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT   [  ]

Check the appropriate box:

[  ]   PRELIMINARY PROXY STATEMENT



[  ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[X]    DEFINITIVE PROXY STATEMENT



[  ]   DEFINITIVE ADDITIONAL MATERIALS



[  ]   SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12



      (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            (IF YOU CHECKED "FILED BY REGISTRANT ABOVE" DO NOT FILL THIS IN:
            NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
            REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]    NO FEE REQUIRED.



[  ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

            (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

                  COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



            (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



            (5)   TOTAL FEE PAID:

[  ]   FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]   CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

       AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

       PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

       ITS FILING.


      (1)   AMOUNT PREVIOUSLY PAID:



      (2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



      (3)   FILING PARTY:



      (4)   DATE FILED:


FIDELITY ADVISOR MUNICIPAL INCOME FUND:
(FORMERLY FIDELITY ADVISOR HIGH INCOME MUNICIPAL FUND)
CLASS A
CLASS B
CLASS T
CLASS C
INSTITUTIONAL CLASS
A FUND OF FIDELITY ADVISOR SERIES V
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Advisor Municipal Income Fund:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Municipal Income Fund (the fund), a series of Fidelity Advisor V (the trust), will be held at the office of the trust, 82 Devonshire Street, Boston, Massachusetts 02109 on April 15, 1998, at 9:00 AM. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1.  To approve an amended management contract for the fund.
2. To amend the fundamental investment policy on diversification for the fund to exclude investments in other investment companies from the limitation.
3. To approve an agreement and plan providing for the reorganization of the fund.
 The Board of Trustees has fixed the close of business on February 16, 1998 as the record date for the determination of the shareholders of the fund and each class entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ERIC D. ROITER, Secretary
February 16, 1998
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC CORP.                       JOHN SMITH, TREASURER

 2)     ABC CORP.                       JOHN SMITH, TREASURER

        C/O JOHN SMITH, TREASURER

B. 1)   ABC CORP. PROFIT SHARING PLAN   ANN B. COLLINS, TRUSTEE

 2)     ABC TRUST                       ANN B. COLLINS, TRUSTEE

 3)     ANN B. COLLINS, TRUSTEE         ANN B. COLLINS, TRUSTEE

        U/T/D 12/28/78

C. 1)   ANTHONY B. CRAFT, CUST.         ANTHONY B. CRAFT

        F/B/O ANTHONY B. CRAFT, JR.

        UGMA



PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES V:
FIDELITY ADVISOR MUNICIPAL INCOME FUND
(FORMERLY FIDELITY ADVISOR HIGH INCOME MUNICIPAL FUND)
CLASS A
CLASS B
CLASS T
CLASS C
INSTITUTIONAL CLASS
TO BE HELD ON APRIL 15, 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series V (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Municipal Income Fund (the
fund) and at any adjournments thereof (the Meeting), to be held on April 15, 1998 at 9:00 AM at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation will be made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about February 16, 1998. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an
anticipated cost of approximately $   36,000    . The expenses in
connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund, provided the expenses do not exceed Class A's expense cap of 0.90%, Class B's expense cap of 1.65%, Class T's expense cap of 1.00%, Class C's expense cap of 1.75%, and Institutional Class's expense cap of 0.75%. Expenses exceeding each class's expense cap will be paid by FMR. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting and are not revoked will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. D.F.
King & Co., Inc. may be paid on a per   -    call basis for
vote-by-phone solicitations on behalf of the fund at an anticipated
cost of approximately $   23,400    . The expenses in connection with
telephone voting will be paid by the fund, provided the expenses do
not exceed    the fund's existing class expense caps.     Expenses
exceeding each class's expense cap will be paid by FMR. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have
been received   ,     and it is otherwise appropriate.
 Shares of each class issued and outstanding as of December 31, 1997 are indicated in the following table:
 FIDELITY ADVISOR MUNICIPAL INCOME FUND:
  CLASS A    293,047.869
  CLASS B    3,497,939.771
  CLASS T    31,558,101.895
  CLASS C    38,609.381
  INSTITUTIONAL CLASS    125,627.951
 As of December 31, 1997, the Trustees and officers of the fund
own   ed    , in the aggregate, less than    1    % of the outstanding
shares of the fund. To the knowledge of the trust, substantial (5% or
more) record    or beneficial     ownership of    each class     on
December 31, 1997 was a follows:
   ADVISOR MUNICIPAL INCOME - CLASS A: Northeast Securities, Inc., Westbury, NY (28.00%); Everen Securities, Inc., Chicago, IL (14.61%); Mutual Service Corporation, Palm Beach Garden, FL (8.00%); 1717 Capital Management Company, Newark, DE (7.48%).
   ADVISOR MUNICIPAL INCOME - CLASS T: Smith Barney, New York, NY (8.46%); A. G. Edwards & Sons, St. Louis, MO (6.05%); Royal Alliance Association, Inc., Birmingham, AL (5.26%).
   ADVISOR MUNICIPAL INCOME - CLASS B:     Donal   dson, Lufkin &
Jenrette, New York, NY (7.64%); Merrill Lynch Pierce Fenner & Smith,
Ja    cksonville, FL (6.74%).
   ADVISOR MUNICIPAL INCOME - CLASS C:     Merril   l Lynch Pierce
Fenner & Smith, Jacksonville, FL (27.12%); Intersecurities, Inc., Largo, FL (15.66%); Washington Square Securities, Minneapolis, MN (12.02%); Smith Barney, New York, NY (7.94%); FSC Securities Corporation, Atlanta, GA (6.57%); Investment Management & Research, St. Petersburg, FL (6.11%); Cowles, Sabol & Co., Inc., Encino, CA (5.86%); Delta Equity Services Corporation, North Easton, MA (5.03%); Walnut Street Securities, Inc., Clayton, MO (5.01%).
   ADVISOR MUNICIPAL INCOME - INSTITUTIONAL CLASS:     Peoples Bank
and Trust Co., India   napolis, IN (23.16%): Tompkins County Trust
Company, Ithaca, NY (13.47%); FMR Corp., Boston, MA (8.07%); Century Trust, Rochester, PA (7.66%); University Bank, Houston, TX (7.02%); Arvest Trust Company, Rogers, AR (6.22%).
        To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the fund on that date.
        Shareholders of record at the close of business on February 16, 1998 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997 CALL 1-800-522-7297 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: APPROVAL OF PROPOSAL   S     1 THROUGH 3 REQUIRE THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY ADVISOR
MUNICIPAL INCOME FUND   .
 The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. In addition, the Amended Contract allows FMR and the trust, on behalf of the fund, to modify the Management Contract subject to the requirements of the 1940 Act. The existing Management Contract currently requires the vote of a majority of the fund's outstanding voting securities to authorize all amendments. See "Modification of Management Contract Amendment Provisions" on page for more details. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as Exhibit 1 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by shareholders, the Amended Contract will take effect on May 1, 1998 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $408 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by
FMR of $   408     billion or less. Above $408 billion in assets under
FMR's management, the Group Fee Rate declines under both the Present Contract and the Amended Contact, but, under the Amended Contract, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds new fee breakpoints for assets under FMR's management above $408 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

AVERAGE GROUP    PRESENT     AVERAGE GROUP      AMENDED
ASSETS           CONTRACT*   ASSETS             CONTRACT
($ BILLIONS)                 ($ BILLIONS)

OVER 372         .1200%      372    -     408   .1200%

                             408    -     444   .1175%

                             444    -     480   .1150%

                             480    -     516   .1125%

                             OVER 516           .1100%

* Does not reflect voluntary adoption of extended    Group Fee Rate
    schedule by FMR on January 1, 1996.
 The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
GROUP NET      PRESENT     AMENDED
ASSETS         CONTRACT*   CONTRACT
($ BILLIONS)

150            .1736%      .1736%

200            .1652%      .1652%

250            .1587%      .1587%

300            .1536%      .1536%

350            .1494%      .1494%

400            .1459%      .1459%

450            .1430%      .1427%

500            .1407%      .1399%

550            .1388%      .1372%

* Does not reflect voluntary adoption of extended Gro   up Fee Rate
sch    edule by FMR on January 1, 1996.
 Assets under FMR's management for October 31, 1997 were approximately $550 billion.
 COMPARISON OF MANAGEMENT FEES. For the mo   nth ended Octobe    r 31,
1997, average assets under management by FMR were $550 billion. The
fund's management fee rate, for the month    ended October 31    ,
1997, under the Amended Contract would have been .3872%, compared to
 .3888% under the Present Contract.
        The following chart compares the fund's management fee as calculated under the terms of the Present Contract for 1997 to the management fee the fund would have incurred if the Amended Contract had been in effect.
PRESENT CONTRACT    AMENDED CONTRACT    PERCENTAGE DIFFERENCE
MANAGEMENT FEE*     MANAGEMENT FEE

$1,830,122          $1,826,6   56       (0.18   94    %)

* Does not reflect vol   untary adoption o    f extended Group Fee
Rate schedule by FMR on January 1, 1996.
 MODIFICATION OF MANAGEMENT CONTRACT AMENDMENT PROVISIONS. The Amended Contract allows FMR and the trust, on behalf of the fund, to amend the Management Contract subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the Securities and Exchange Commission. In contrast, the Present Contract explicitly requires the vote of a majority of the outstanding voting securities of the fund to authorize all amendments. Generally, the proposed modification to the Present Contract's amendment provisions will allow FMR and the trust, on behalf of the fund, to amend the Management Contract without shareholder vote IF THE 1940 ACT PERMITS THEM TO DO SO. For example, under current interpretations of Section 15 of the 1940 Act, the Amended Contract would give FMR and the trust the ability to amend the Management Contract to immediately reflect a management fee decrease without the delay of having to first conduct a proxy solicitation. In short, the proposed modification gives FMR and the trust added flexibility to amend the Management Contract subject to 1940 Act constraints. Of course, any future amendments to the Management Contract would require the approval of the fund's Board of Trustees. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the
Independent Trustees   ,     on October 16, 1997. The Board of
Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month period from November to December 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with
their meetings   ,     Trustees receive materials specifically
relating to the Amended Contract. These materials include (i) information on the investment performance of the fund, a peer group of
funds and an appropriate index or combination of indices   ;     (ii)
sales and redemption data in respect of the fund   ;     (iii) the
economic outlook and the general investment outlook in the markets in
which the fund invests   ;     and (iv) notable changes in the fund's
investments. The Board of Trustees and the Independent Trustees also
consider periodically other material facts   ,     such as (1) FMR's
results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost, and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR, (e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations and the senior management of Fidelity's fixed income group. Among
other things   ,     they considered the size, education, and
experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees
considered the    classes'     expense ratio   s     and expense
ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses that may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued, but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services. With regard to the proposed modification to the Present Contract's amendment provisions, the Board of Trustees and the Independent Trustees considered the benefit to shareholders of FMR's and the trust's increased flexibility (within 1940 Act constraints) to amend the Management Contract without the delays and potential costs of a proxy solicitation.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded
(i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee structure, that is the reduction of the Group Fee Rate schedule, and the proposed modification to the Present Contract's amendment provisions are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval.
2. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or
instrumentalities,    ((    or securities of other investment
companies)   ))     if, as a result, (a) more than 5% of the fund's
total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation: subject to applicable 1940 Act
   requirements    , it would permit the fund to invest without limit
in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that making use of the Central Funds will benefit the fund by enhancing the efficiency of cash management and by providing increased short-term investment opportunities.
 If this proposal is approved, the amended fundamental diversification
limitation cannot be    further     changed without the approval of
the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become
effective when    fund     disclosure is revised to reflect the
changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
3. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF FIDELITY ADVISOR MUNICIPAL INCOME FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 2. The Plan of Reorganization provides for the reorganization of the fund from a separate series of the trust to a newly-established, separate series of Fidelity Advisor Series II (Advisor II), a Massachusetts business trust (the Reorganization).
 The investment objective, policies, and limitations of the fund will not change except as approved by shareholders and as described in this
   P    roxy    S    tatement. A separate series of Advisor II will
carry on the business of the fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the fund (except as they may be modified pursuant to a
vote of the shareholders as proposed in this    P    roxy
   S    tatement). Since both the trust and Advisor II are
Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the fund
under state law and the governing documents are   , except as
discussed below,     expected to remain unchanged after the
Reorganization   . Fund shareholders should be aware that the Board of
Trustees of Advisor II has approved the solicitation of Advisor II's shareholders to seek authorization of a new Amended and Restated Declaration of Trust. If approved by shareholders, Advisor II's new Amended and Restated Declaration of Trust will give Advisor II's Trustees more flexibility and, subject to applicable requirements of
the 1940 Act and Massachusetts law, broader authority to act. T    he
Reorganization    will not     affect the operation of the fund in a
material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits
the Trustees to create one or more additional series or funds.    The
fund's fiscal year end will not change as a result of this reorganization, although the Trustees may change the fiscal year at their discretion.
 FMR, the fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract substantively identical to the contract in effect between FMR and the fund immediately prior to the Closing Date (including as it may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement)(the New Management Contract).
 The fund's distribution agent   ,     FDC   ,     will distribute
shares of the Series under a General Distribution Agreement substantively identical to the contract in effect between FDC and the fund immediately prior to the Closing Date.
 REASON FOR THE PROPOSED REORGANIZATION. The fund is presently organized as a series of the trust, which has three series of shares or funds. The Board of Trustees unanimously recommends reorganization of the fund to a separate series of Advisor II (i.e., into the Series) which will succeed to the business of the fund. Moving the fund from the trust to Advisor II will consolidate and streamline the production of certain financial reports and legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of the trust, including all of the Trustees who are not interested persons of FMR, on October 16,
1997. The Board of Trustees recommend   s     that fund shareholders
vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the fund to a separate series of Advisor II; temporary waiver of certain investment limitations of the fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of the trust, as sole shareholder of the Series, to
approve (i)    the     New Management Contract for the Series between
Advisor II and FMR, with respect to the Series and (ii) Distribution
and Service Plans for each class of the    Series     under Rule
12b-1, substantively identical to the Plan in effect with the fund or
   fund c    lass immediately prior to the Closing Date (the New
Plans). If shareholders of the fund do not approve the Plan of Reorganization, the fund will continue to operate as a series of the trust.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself.
 On the Closing Date of the Reorganization (defined below), the fund will transfer all of its assets to the Series, a series of shares of Advisor II established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the fund and the issuance of shares of beneficial interest of the corresponding classes of the Series (Series Shares) equal to the number of fund shares outstanding on the Closing Date. Immediately thereafter, the fund will distribute one Series Share of the applicable class for each fund share (the Fund Shares) held by the shareholder on the Closing Date to each fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Series Shares, the fund will be terminated and, as soon as
practicable thereafter, will be wound up and liquidated.        UPON
COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND
SHARES   .
 The Plan of Reorganization authorizes the trust as the then sole initial shareholder of the Series or class, as appropriate, to approve
(i) the New Management Contract and (ii) the New Plans.
 Advisor II's Trustees hold office without time limits except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of
   Advisor II    . In case a vacancy shall for any reason exist, the
remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract and the New Plans will take effect on the Closing Date. The New Management Contract will continue in force until June 30, 1999. The New Plans will continue in force until April 30, 1999. The New Management Contract will continue in force thereafter from year to year so long as its continuance is approved at least annually by (i) the vote of a majority of the Trustees who are not
"interested persons" of    Advisor II    , FMR, cast in person at a
meeting called for the purpose of voting on such approval, and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plans will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract will be terminable without penalty on sixty days' written notice either by the trust, or FMR, as the case may be, and will terminate automatically in the event of its assignment. The New Plans may be terminable at any time, without the payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of business on February 26, 1999 (the Closing Date). However, the Reorganization may become effective at such other date as the parties may agree in writing.
 The obligations of Advisor II and the trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either
   party     may at any time waive compliance with any of the
covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS AND PLANS. Advisor II's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the fund's transfer agent for the fund's shareholders. Fund shareholders who are receiving payment under a withdrawal plan with respect to Fund Shares will retain the same rights and privileges as to Series Shares under the Plan of Reorganization. Similarly, no further action will be necessary in order to continue any automatic investment plan or retirement plan currently maintained by a fund shareholder with respect to Fund Shares.
 EXPENSES. The fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at $9,000 in the aggregate, provided that they do not exceed Class A's expense cap of 0.90%, Class B's expense cap of 1.65%, Class T's expense cap of 1.00%, Class C's expense cap of 1.75%, and Institutional Class's expense cap of 0.75%. Expenses exceeding each class's expense cap, as applicable, will be paid by FMR.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the fund, which prohibit the fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the fund, the Series, or the fund's shareholders upon (1) the transfer of the fund's assets in exchange solely for the Series Shares and the assumption by the trust on behalf of the Series of the fund's liabilities or (2) the distribution of Series Shares to the fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Series Shares to be received by each fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each fund shareholder's holding period for his or her Series Shares will include the fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the fund into a separate series of another Massachusetts business trust is in the best interest of the fund's shareholders. The Trustees recommend that the fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); authorization of the trust, as sole shareholder of the Series, to approve (i) the New Management Contract and (ii) the New Plans. If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the fund will continue to operate as a series of the trust.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to the fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 3 beginning
on page        .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H.
Costello, Eric D. Roiter, Thomas D. Maher, Thomas Simpson,    Richard
A. Silver,     Leonard M. Rush, Fred L. Henning, Jr., Dwight D.
Churchill, and George A. Fischer are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of
Mr. Costello   ,     Mr. Silver,    and Thomas Simpson,     all of
these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period October 31, 1997 through December 31, 1997   , no
    transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue
under the proposed management contract described in    P    roposal 1.
 In addition to the management fee payable to FMR, the fund reimburses UMB Bank, n.a. (UMB) for its services as the fund's custodian and transfer agent. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and
reports to the shareholders, the trust, on behalf of the fund   ,
has entered into a revised transfer agent agreement with UMB, pursuant to which UMB bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under the terms of which FSC performs the processing activities associated with providing transfer agent with shareholder servicing functions for the fund. Under the sub-contract, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, except proxy statements. FSC also pays all out-of-pocket expenses associated with transfer agent services. Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by UMB on behalf of the fund for the fiscal year ended October 31, 1997 were $1,040,259.
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and retained by, FDC for fiscal 1997 amounted to $231,346 and $67,295, respectively. FDC collected deferred sales charge revenue of $174,350 during fiscal 1997.
 FMR is the fund's manager pursuant to a management contract dated December 1, 1994, which was approved by shareholders on November 16, 1994. The management contract approved by shareholders on November 16,
1994 provide   s     for lower fees when FMR's assets under management
exceed certain levels.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a
   G    roup    F    ee    R    ate and an    I    ndividual
   F    und    F    ee    R    ate.
 The    G    roup    F    ee    R    ate is based on the monthly
average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual
   G    roup    F    ee    R    ate at various asset levels, which is
the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $550 billion of group
net assets    -     the approximate level for October 31, 1997    -
    was .137   2    %, which is the weighted average of the respective
fee rates for each level of group net assets up to $   550
billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

AVERAGE   ANNUALIZED   GROUP    EFFECTIVE
GROUP     RATE         NET      ANNUAL
ASSETS                 ASSETS   FEE RATE





0         -       $3 BILLION   .3700%     $0.5 BILLION   .3700%

 3        -       6            .3400      25             .2664

 6        -       9            .3100      50             .2188

 9        -       12           .2800      75             .1986

 12       -       15           .2500      100            .1869

 15       -       18           .2200      125            .1793

 18       -       21           .2000      150            .1736

 21       -       24           .1900      175            .1690

 24       -       30           .1800      200            .1652

 30       -       36           .1750      225            .1618

 36       -       42           .1700      250            .1587

 42       -       48           .1650      275            .1560

 48       -       66           .1600      300            .1536

 66       -       84           .1550      325            .1514

 84       -       120          .1500      350            .1494

120       -       156          .1450      375            .1476

156       -       192          .1400      400            .1459

192       -       228          .1350

228       -       264          .1300

264       -       300          .1275

300       -       336          .1250

336       -       372          .1225

OVER              372          .1200

 Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .1200% for average group assets in excess of $372 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The additional breakpoints voluntarily adopted by FMR for average group assets in
excess of $372 billion    are     as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP   ANNUALIZED   GROUP NET   EFFECTIVE
ASSETS          RATE         ASSETS      ANNUAL
                                         FEE RATE

372       -       408   .1200     325    .1514

408       -       444   .1175     350    .1494

444       -       480   .1150     375    .1476

480       -       516   .1125     400    .1459

OVER              516   .1100     425    .1443

                                  450    .1427

                                  475    .1413

                                  500    .1399

                                  525    .1385

                                  550    .1372

 The individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for October 31, 1997, the annual management fee rate would be calculated as follows:
AMENDED                INDIVIDUAL FUND         MANAGEMENT FEE RATE
GROUP FEE RATE         FEE RATE

0.1372%          +     0.25%             =     0.3872%

 One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 During fiscal 1997, FMR received $1,826,656 for its services as investment adviser to the fund. This fee was equivalent to 0.39% of the average net assets of the fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the applicable class's total return and yield and repayment of the reimbursement by the applicable class will lower total return and yield.
 During fiscal 1997, FMR voluntarily agreed, subject to revision or
termination, to reimburse each class   ,     to the extent that its
aggregate operating expenses, including management fees, were in
excess of    its respective expense cap, i.e.,     Class A's expense
cap of 0.90%, Class B's expense cap of 1.65%, Class T's expense cap of 1.00%, and Institutional Class's expense cap of 0.75%. If this reimbursement had not been in effect, for fiscal 1997, FMR would have received fees amounting to $40,489 for Class A and $20,901 for Institutional Class, which would have been equivalent to 2.16% and
1.95% of average net assets of    each class, respectively.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are
placed on behalf of    the     fund by FMR pursuant to authority
contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) an indirect subsidiary of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During fiscal 1997   ,     the fund paid no brokerage commissions to
affiliated brokers.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES V:
FIDELITY ADVISOR [HIGH INCOME MUNICIPAL] ((MUNICIPAL INCOME)) FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION] ((AMENDMENT)) made this [1st day of December, 1994,] ((day of,_____1998)), by and between Fidelity Advisor Series V, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor [High Income Municipal] ((Municipal Income)) Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated December [30] ((1)), [1988] ((1994)), to a modification of said Contract in the manner set forth below. [The Modified Management Contract shall, when executed by duly authorized officers of the fund and Adviser, take effect on December 1, 1994.] ((The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on May 1, 1998 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the
Adviser (computed in the manner set forth in the    F    und's
Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
AVERAGE NET ASSETS    ANNUALIZED FEE RATE (FOR EACH LEVEL)

0          -     $3 BILLION   .3700%

3          -     6            .3400

6          -     9            .3100

9          -     12           .2800

12         -     15           .2500

15         -     18           .2200

18         -     21           .2000

21         -     24           .1900

24         -     30           .1800

30         -     36           .1750

36         -     42           .1700

42         -     48           .1650

48         -     66           .1600

66         -     84           .1550

84         -     120          .1500

120        -     156          .1450

156        -     192          .1400

192        -     228          .1350

228        -     264          .1300

264        -     300          .1275

300        -     336          .1250

336        -     372          .1225

[OVER            372]         [.1200]

((372))    -     ((408))      ((.1200))

((408))    -     ((444))      ((.1175))

((444))    -     ((480))      ((.1150))

((480))    -     ((516))      ((.1125))

((OVER))   -     ((516))      ((.1100))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
 .25%.
 The sum of the [Cumulative] Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
  (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument)).
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, [1995] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent[, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.] ((subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.))
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of ((any)) [the] Portfolio under [this Contract] ((the Declaration of Trust or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the [Securities and Exchange] Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY ADVISOR SERIES V
on behalf of Fidelity Advisor [High Income Municipal] ((Municipal
Income)) Fund
[SIGNATURE LINES OMITTED]

FIDELITY MANAGEMENT & RESEARCH COMPANY
[SIGNATURE LINES OMITTED]
EXHIBIT 2
FORM OF
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 16th day of October 1997, by and between Fidelity Advisor
   Series V (Advisor Series V), on behalf of Fidelity Advisor High Income Municipal Fund (the Fund), a separate Series of Advisor Series
V     and Fidelity Advisor Series II (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest of the applicable classes of the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares of the applicable classes by the Fund to its shareholders (Fund Shareholder) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares of the corresponding classes (Fund Shares). The Fund shall receive shares of the applicable classes of the Series equal to the number and class of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 Advisor Series V on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Advisor Series V, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of
the Amended and Restated Declaration of Trust or Bylaws    of Advisor
Series V    , or, to the Fund's knowledge, of any agreement,
indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
        (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934
Act), and the 1940 Act;
 (x) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of April 30, 1997 and those incurred in the ordinary course of the Fund's business as an investment company since April 30, 1997; and
 (y) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the
Series (except for the one share    of each class     that may be
issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be, duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) As of the Closing Date, the Trust Series Shares will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share of each class that may be issued to FMR) or commenced operations, as of the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares of the applicable classes equal to the value and number of full and fractional shares of the corresponding classes of the Fund outstanding at the time of the closing, as described in paragraph 6, as of the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in
Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof. The assets of the Fund to be assumed by the Series and allocated thereto, shall include (except as otherwise provided herein) all of the Fund's liabilities, debts, obligations, and duties,of whatever kind or nature, whether absolute, accrued, contingent,or otherwise, whether or not on the Closing Date, and whether or not specifically referred to in this Agreement.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Advisor Series V or any officer duly authorized by them, on Advisor Series V's behalf as the then sole shareholder of the Series, shall approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) a Distribution and Service Plan under Rule 12b-1 under the 1940 Act between the Trust
on behalf of    each class of     the Series and Fidelity Distributors
Corporation (FDC)   ,     substantively identical to the
    contracts, agreements and plans currently in effect with the Fund or class immediately prior to the Closing Date (as defined below),
except as to the parties to such contract, agreement and plan   s    ,
(iii) the independent accountants who currently serve in that capacity
for the Fund, and (iv) the adoption of    the     revised fundamental
polic   y     described in Proposal 2 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares of the applicable classes pro rata in proportion to their respective shares of beneficial interest of the corresponding classes of the Fund to Fund Shareholders of record determined as of the Valuation Time on the
Closing Date in accordance with the    Advisor Series V     Amended
and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares of the applicable classes thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares of the applicable classes due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be the close of business of the New York Stock Exchange on the Closing Date (the Valuation Time), or such other date as may be mutually agreed upon in writing by the parties hereto.
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, class, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, class, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by Fidelity Service Company, Inc. (FSC), a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by the agreement, subject to FMR's voluntary expense limitation, if applicable, provided that they do not exceed Class A's expense cap of 0.90%, Class B's expense cap of 1.65%, Class T's expense cap of 1.00%, Class C's expense cap of 1.75%, and Institutional Class's expense cap
of 0.75%, as applicable. Expenses exceeding    a     class's expense
cap, as applicable, will be paid by FMR, but not including costs incurred in connection with the purchase or sale of portfolio securities.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of Advisor Series V and the Trust, 82 Devonshire Street, Boston, Massachusetts, on February 26, 1999 or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified UMB Bank, n.a. (UMB), as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) UMB, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited as of the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholder's Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Advisor Series V pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
 The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Advisor Series V, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Advisor Series V, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time: (i) the assets held by the custodian will be transferred to the Series; (ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;
 (f) That the Fund calls a Shareholder's Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Advisor Series V, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since April 30, 1997, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares of the applicable classes and the assumption of the Fund's liabilities followed by the distribution of those the Trust Series Shares to the shareholders of the corresponding classes of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either    party     may waive any condition to its obligations
hereunder, provided that such waiver does not have any material adverse effect on the interests of shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST
    Copies     of the Declaration   s     of Trust of the Trust and
Advisor Series V, as restated and amended,    are     on file with the
Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Advisor Series V as trustees and not individually and that the obligations of the Fund and the Series under
this instrument are not binding upon any of    Advisor Series V
or    the     Trust's Trustees, officers, or shareholders individually
but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
FIDELITY ADVISOR SERIES V   :
   On BEHALF OF     Fidelity    ADVISOR HIGH INCOME     Municipal Fund
[SIGNATURE LINES OMITTED]

FIDELITY ADVISOR SERIES II:
[SIGNATURE LINES OMITTED]


FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS

INVESTMENT                                 FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                         YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                          (MILLIONS)(B)   TO AVERAGE
                                                                          NET ASSETS
                                                                          PAID
                                                                          TO FMR (C)

MUNICIPAL INCOME

ADVISOR MUNICIPAL BOND

 CLASS A ((DAGGER))                         12/31/97**    $ 101.1                          .40%*

 CLASS B                                    12/31/96       0.2                             .40*

 CLASS T                                    12/31/96       2.3                             .40*

 INITIAL CLASS                              12/31/96       988.5                           .40*

 INSTITUTIONAL CLASS                        12/31/96       0.5                             .40*

LIMITED TERM MUNICIPAL INCOME               12/31/96       921.3                           .38

SPARTAN AGRESSIVE MUNICIPAL INCOME          12/31/96       870.2                           .45

SPARTAN INSURED MUNICIPAL INCOME            12/31/96       339.2                           .40

SPARTAN MICHIGAN MUNICIPAL INCOME           12/31/96       235.5                           .40

SPARTAN MINNESOTA MUNICIPAL INCOME          12/31/96       301.8                           .40

SPARTAN OHIO MUNICIPAL INCOME               12/31/96       385.8                           .40

SPARTAN PENNSYLVANIA MUNICIPAL INCOME       12/31/96       276.7                           .55

NEW YORK INSURED MUNICIPAL INCOME           1/31/97        322.0                           .40

NEW YORK MUNICIPAL INCOME                   1/31/97        410.1                           .40

SPARTAN MASSACHUSETTS MUNICIPAL INCOME      1/31/97        1,123.0                         .39

SPARTAN NEW YORK INTERMEDIATE MUNICIPAL     1/31/97        54.4                            .55*
INCOME

SPARTAN NEW YORK MUNICIPAL INCOME           1/31/97        312.1                           .55

SPARTAN CALIFORNIA MUNICIPAL INCOME         2/28/97        481.4                           .39

SPARTAN ARIZONA MUNICIPAL INCOME            8/31/97        22.0                            .55

SPARTAN MARYLAND MUNICIPAL INCOME           8/31/97        44.2                            .55

SPARTAN SHORT-INTERMEDIATE MUNICIPAL        8/31/97        736.9                           .55
INCOME

ADVISOR CALIFORNIA MUNICIPAL INCOME

 CLASS A                                    10/31/97       0.1                             39*

 CLASS B                                    10/31/97       0.8                             .39*

 CLASS T                                    10/31/97       2.3                             .39*

 INSTITUTIONAL CLASS                        10/31/97       1.9                             .39*

ADVISOR MUNICIPAL INCOME (FORMERLY
ADVISOR HIGH INCOME MUNICIPAL)

 CLASS A                                    10/31/97       1.9                             .39*

 CLASS B                                    10/31/97       39.9                            .39

 CLASS T                                    10/31/97       424.8                           .39

 CLASS C ((DAGGER))                         10/31/98**     0.7                             .39

 INSTITUTIONAL CLASS                        10/31/97       1.1                             .39*

ADVISOR NEW YORK MUNICIPAL INCOME

 CLASS A                                    10/31/97      $ 0.2                            .39%*

 CLASS B                                    10/31/97       2.9                             .39*

 CLASS T                                    10/31/97       4.3                             .39*

 INSTITUTIONAL CLASS                        10/31/97       0.7                             .39*

ADVISOR INTERMEDIATE MUNICIPAL INCOME

 CLASS A                                    11/30/97       0.4                             .39*

 CLASS B                                    11/30/97       7.5                             .39*

 CLASS T                                    11/30/97       50.8                            .39*

 CLASS C                                    11/30/97       0.0                             .39*

 INSTITUTIONAL CLASS                        11/30/97       6.8                             .39*

ADVISOR SHORT-INTERMEDIATE MUNICIPAL
INCOME

 CLASS A                                    11/30/97       0.3                             .39*

 CLASS T                                    11/30/97       24.7                            .39*

 INSTITUTIONAL CLASS                        11/30/97       0.5                             .39*

SPARTAN CONNECTICUT MUNICIPAL INCOME        11/30/97       332.2                           .55

SPARTAN FLORIDA MUNICIPAL INCOME            11/30/97       393.4                           .55

SPARTAN MUNICIPAL INCOME                    11/30/97       1,829.4                         .39

SPARTAN NEW JERSEY MUNICIPAL INCOME         11/30/97       354.3                           .55


(a) All fund data are as of the fiscal year end noted in the chart or as of November 30, 1997, if fiscal year end figures are not available.
(b) Average net assets are computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
((dagger)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
** Less than a complete fiscal year

AHIM-pxs-0298 CUSIP#315916833/FUND#257
 CUSIP#315916205/FUND#169
 CUSIP#315916304/FUND#669
 CUSIP#/315916791FUND#490
 CUSIP#315916882/FUND#679
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY ADVISOR SERIES V: FIDELITY ADVISOR MUNICIPAL INCOME FUND (FORMERLY FIDELITY ADVISOR HIGH INCOME MUNICIPAL FUND)
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d,    Phyllis Burke Davis and     Eric D. Roiter, or any
one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series V: Fidelity Advisor Municipal Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on April 15, 1998 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
   Date                                        _____________, 1998
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
  fund#    169,     257,    490,     669, 679

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

   Please detach at perforation before mailing.
---------------------------------------------------------------------
-------------------------
   Please vote by filling in the boxes below.

1.   TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
     FUND.

2.   TO AMEND THE FUNDAMENTAL INVESTMENT POLICY ON             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     DIVERSIFICATION FOR THE FUND TO EXCLUDE INVESTMENTS IN
     OTHER INVESTMENT COMPANIES FROM THE LIMITATION.

3.   TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     REORGANIZATION OF THE FUND.


AHIM-PXC-0298                                     cusip #
315916833/fund# 257
                                       cusip # 315916205/fund# 169
                                       cusip # 315916304/fund# 669
                                       cusip # 315916791/fund# 490
                                       cusip # 315916882/fund# 679
(PHOTO_OF_EDWARD_C_JOHNSON_3D)PROXY MATERIALS
I M P O R T A N T
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Municipal Income Fund (formerly Fidelity Advisor High Income Municipal Fund) Shareholder:
On April 15, 1998, there will be a Special Meeting of Shareholders of Fidelity Advisor Municipal Income Fund (Class A, Class B, Class T, Class C and Institutional Class).
The matters to be discussed are important and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares that you own. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the fund.
The enclosed Proxy Statement details the proposals under consideration. A list of the proposals can be found on the first page of the Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposals. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card. It is important that you sign your proxy card exactly as your name appears in the account registration as shown on the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of the additional mailings.
These proposals have been carefully considered by the fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact Fidelity Client Services at 800-522-7297.
Remember, this is your opportunity to voice your opinion on matters affecting your fund. YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you. We appreciate your prompt attention.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer
PLEASE READ THE FULL TEXT OF THIS PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL CLIENT SERVICES AT 800-522-7297. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY ADVISOR FUNDS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
IMPORTANT INFORMATION TO HELP YOU
UNDERSTAND THE PROPOSALS ON WHICH
YOU ARE BEING ASKED TO VOTE.
WHY IS ADVISOR MUNICIPAL INCOME FUND PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT?
The amended contract modifies the management fee that FMR receives by providing for lower fees when FMR's assets under management exceed certain levels (The Group Fee Rate). The amended contract will result in a management fee that is the same as, or lower than, the payable under the present management contract. The Board of Trustees believes that the existing management fee structure is fair and reasonable and that the proposed modifications to the management fee are in the best interest of the fund's shareholders.
WITH RESPECT TO THE PROPOSAL REGARDING ADVISOR MUNICIPAL INCOME FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION, WILL THIS AMENDMENT AFFECT THE FUND'S INVESTMENT OBJECTIVE?
No. The Board of Trustees believes that this proposal is in the best interest of Advisor Municipal Income Fund's shareholders and will not affect the fund's investment philosophy.
WHY IS ADVISOR MUNICIPAL INCOME FUND PROPOSING REORGANIZING FROM ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER?
The fund is presently organized as a series of Fidelity Advisor Series V, a Massachusetts business trust. The proposal provides for the reorganization of the fund to Fidelity Advisor Series II, a Massachusetts business trust. The proposed change will consolidate and streamline production of certain financial reports and legal documents and will have no material effect on shareholders or management of the fund.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-522-7297.

(registered trademark)
AHIM-PXL-0298